                                 EXHIBIT 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This First Amendment to Credit Agreement (this "First Amendment") is entered into as of the 21st day of September, 1998, by and among EXCO Resources, Inc., a Texas corporation ("Borrower"), NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as Agent ("Agent"), and NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.) the sole Bank ("Bank").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Borrower, Agent and Bank are parties to that certain Credit Agreement dated as of February 11, 1998, as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, Bank has made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, Borrower has requested that the Total Commitment be increased and the investment covenant contained in the Credit Agreement be amended; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Bank has agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Agent and Bank hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment and subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective September 30, 1998 (the "Effective Date") in the manner provided in this Section 1.

     1.1. Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the definition of "First Amendment" as follows:

           "First Amendment" means that certain First Amendment to Credit Agreement dated as of September 21, 1998 among Borrower, Agent and Bank.

     1.2 Amendment to Definitions. The definitions of "Agent," "Loan Papers," and "Total Commitment" contained in Section 1.1 of the Credit Agreement and clause (d) of the definition of "Permitted Investments" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

           "Agent" means NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as agent for Banks hereunder or any successor thereto.

           "Loan Papers" means this Agreement, the First Amendment, the Notes, all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

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

           "Total Commitment" means the Commitments of all Banks in an initial aggregate amount of $150,000,000 as such amount shall be reduced from time to time pursuant to Section 2.6.

           "Permitted Investments" clause (d) of such definition is amended to read in full as follows:

           "(d) other Investments; provided, that, the amount of all other Investments made pursuant to this clause (d) shall not exceed, in the aggregate and measured at cost on a cumulative basis from and after February 11, 1998, $30,000,000."

     1.3   Increase in NationsBank Commitment.   The Commitment of NationsBank,
N.A. shall be increased to $150,000,000. To evidence such increase, Schedule 1 to the Credit Agreement shall be amended and restated in its entirety in the form of Schedule 1 to this First Amendment.

     1.4 Certain Borrowing Base Limitations. Sections 5.5 and 5.6 of the Credit Agreement shall be amended to read in full as follows:

           "Section 5.5. Additional Restrictions Regarding Borrowing Base. Without in any way limiting the discretion of Banks in establishing the Borrowing Base pursuant to Sections 5.2 and 5.3 hereof, NationsBank, N.A., the sole Bank as of the effective date of the First Amendment, may, in its sole discretion, require, as a condition to any increase in the Borrowing Base above $50,000,000, that its Commitment and its interest in the outstanding Obligations, be syndicated to one or more additional Banks pursuant to Assignments in the manner contemplated by Section 14.10 hereof. Borrower acknowledges and agrees that in order to complete such syndication on terms and conditions acceptable to NationsBank, N.A., Agent may determine that it is necessary to amend this Agreement to, among other things, increase the Applicable Margin in effect hereunder and to increase, or provide for, additional commitment fees, borrowing base increase fees, underwriting fees, syndication fees and other fees and compensation to Agent and Banks hereunder (any such amendment is referred to herein as a "Syndication Amendment"). Borrower acknowledges and agrees that if NationsBank, N.A. notifies Borrower that (a) NationsBank, N.A. will require a syndication of its Commitment and the Obligations as a condition to approving a Borrowing Base of greater than $50,000,000, and (b) Agent, in its sole discretion, determines that it is necessary or appropriate to achieve a successful syndication, Borrower will enter into a Syndication Amendment in form and on terms mutually acceptable to Borrower, NationsBank, N.A., the Agent and any proposed syndicate Banks, and no Borrowing Base greater than $50,000,000 will be effective until such Syndication Amendment is fully executed and such syndication has been completed. In addition to the foregoing, but also without in any way limiting the discretion of the Banks in establishing the Borrowing Base pursuant to Sections 5.2 and 5.3 hereof, no Borrowing Base equal to or exceeding $10,000,000 will be approved unless, prior to the effective date of any such Borrowing Base, Agent shall have been provided with an opinion of Haynes & Boone, L.L.P., counsel for Borrower, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Agent and Banks."

          Section 5.6. Publicity Regarding Total Commitment Amount. Borrower agrees that at any time the Borrowing Base is less than the amount of the Total Commitment, Borrower will not issue any press release or make any other public statement or disclosure (including without limitation any filing with the Securities Exchange Commission) which contains a description of, or other reference to, the credit facility or the amount thereof, unless such
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

     press release, public statement or other public disclosure clearly states that such credit facility and the Commitments of the Banks are subject to the Borrowing Base. In no event will Borrower issue any press release, or make any public or private statement or disclosure which indicates or implies that the Banks have any commitment to lend or provide credit hereunder in an amount greater than the Borrowing Base in effect from time to time."

     1.5 Amendment to Change of Control Provisions. A new Section 5.7 shall be added to the Credit Agreement which shall read in full as follows:

           "SECTION 5.7 Change of Control Default. On or before the date of the first Redetermination of the Borrowing Base after the Effective Date of the First Amendment, Borrower shall enter into an amendment to this Agreement in form and substance acceptable to Required Banks pursuant to which
     Section 12.1 shall be amended to include as an Event of Default thereunder a change of control of certain of Borrower's outstanding voting securities as more particularly specified in such amendment."

     1.6 Amendment to Investment Covenant. Section 10.8 of the Credit Agreement shall be amended to delete the last sentence thereof.

     SECTION 2. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of each amendment to the Credit Agreement contained in Section 1 precedent on or before the Effective Date:

     2.1 Amendments to Mortgages. Borrower and Jacobi Johnson Energy, Inc. shall have entered into amendments to each Mortgage previously executed by Borrower and Jacobi Johnson Energy, Inc. pursuant to which such Mortgages shall be amended to reflect the amendments to the Credit Agreement herein contained.

     2.2 New Note. Borrower shall have executed and delivered to NationsBank, N.A. a new Note in the form required by the Credit Agreement but in the amount of its Commitment as increased pursuant hereto.

     2.3 Charter. Agent shall have been provided with a copy of the Articles of Incorporation and all amendments thereto, of Borrower accompanied by a certificate that such copy is true, correct and complete, and dated within ten
(10) days of the Effective Date of the First Amendment, issued by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of Borrower, and accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copy is true, correct and complete on the Closing Date.

     2.4 Bylaws. Agent shall have been provided with a copy of the Bylaw and all amendments thereto, of Borrower accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copy is true, correct and complete as of the date hereof.

     2.5 Good Standing and Existence Certificate. Agent shall have been provided with certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Agent has requested relating to the existence of Borrower and to the effect that Borrower is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions.

     2.6 Certificate of Incumbency. Agent shall have been provided with a certificate of incumbency of all officers of Borrower who will be authorized to execute or attest to this First Amendment and any other

Loan Papers to be executed or delivered pursuant hereto, dated the date hereof, executed by the Secretary or comparable Authorized Officer of Borrower.

     2.7 Resolutions. Agent shall have been provided with copies of resolutions and comparable authorizations approving this First Amendment and any other Loan Papers to be executed or delivered pursuant hereto authorizing the transactions contemplated by this First Amendment and any other Loan Papers to be executed or delivered pursuant hereto, duly adopted by the Board of Directors of Borrower accompanied by certificates of the Secretary or comparable Authorized Officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws of Borrower) by the unanimous written consent of the Board of Directors of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof.

     2.8 No Material Adverse Change. In the sole discretion of each Bank, since September 30, 1997, no Material Adverse Change shall have occurred.

     2.9 No Legal Prohibition. The transactions contemplated by this First Amendment shall be permitted by applicable Law and regulation and shall not subject Agent, any Bank, Borrower or any Subsidiary of Borrower to any Material Adverse Change.

     2.10 No Litigation. No litigation, arbitration or similar proceeding shall be pending or threatened which calls into question the validity or enforceability of this First Amendment, the other Loan Papers or the transactions contemplated hereby or thereby.

     2.11 No Default. No Default or Event of Default shall have occurred which is continuing.

     SECTION 3. Borrowing Base Effective September 21. The Borrowing Base is scheduled to be Redetermined as of October 1, 1998. Borrower, Agent and Banks hereby accelerate such Scheduled Redetermination to September 21, 1998 and agree that the Borrowing Base shall be $5,500,000 from September 21, 1998 until the next Redetermination following September 21, 1998. The Redetermination Date applicable to the next Scheduled Redetermination is April 1, 1999.

     SECTION 4. Representations and Warranties of Borrower. To induce Banks and Agent to enter into this First Amendment, Borrower hereby represents and warrants to Banks and Agent as follows:

     4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct on the Effective Date after giving effect to the amendments set forth in Section 1 hereof.

     4.2 Due Authorization; Non Conflict. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, on or before the Effective Date, will be duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

     4.3 Validity and Enforceability; Extension of Liens. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     4.4 Completion of Anticipated Equity Offering. Borrower completed the Anticipated Equity Offering effective August 14, 1998 and the net proceeds thereof exceeded $35,000,000. A portion of such proceeds were utilized to repay indebtedness outstanding under the Credit Agreement, and not less than $29,000,000 has been retained by Borrower and is invested in temporary cash Investments on the date hereof.

     4.5 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

     SECTION 5.  Miscellaneous.

     5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

     5.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     5.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     5.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     5.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                       BORROWER:

                                       EXCO RESOURCES, INC.,
                                       a Delaware corporation


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       AGENT:

                                       NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as Agent


                                       By:
                                          -------------------------------------
                                               Dale Wilson,
                                               Senior Vice President


                                       BANK:

                                       NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as Agent


                                       By:
                                          -------------------------------------
                                               Dale Wilson,
                                               Senior Vice President

                                  SCHEDULE 1

                            FINANCIAL INSTITUTIONS

--------------------------------------------------------------------------------
       Bank                   Commitment Amount            Commitment Percentage
--------------------------------------------------------------------------------
NationsBank, N.A.                $150,000,000                       100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
     Domestic Lending           Eurodollar Lending
          Office                      Office                Address for Notice           Agent - Address
--------------------------------------------------------------------------------------------------------------
901 Main St., 64th Floor      901 Main St., 64th Floor    901 Main St., 64th Floor    901 Main St., 64th Floor
Dallas, Texas 75202           Dallas, Texas 75202         Dallas, Texas 75202         Dallas, Texas 75202
Fax No. (214) 508-1285        Fax No. (214) 508-1285      Fax No. (214) 508-1285      Fax No. (214) 508-1285
--------------------------------------------------------------------------------------------------------------

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